UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2008

CHINA HOLDINGS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33804	61-1533071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Riverside Avenue, 5th Floor Westport, CT		06880
(Address of principal executive offices)		(Zip Code)

(203) 226-6228

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 25, 2008, Bright World Precision Machinery Limited (“Bright World”) posted on the website of the Singapore Exchange (the “SGX”) an announcement, which is being furnished as Exhibit 99.1. The announcement provides that Bright World received a letter from the Monetary Authority of Singapore (the “Authority”) referring to a possible breach of section 203 of the Singapore Securities and Futures Act (the “SFA”). The SFA relates to Bright World’s disclosure obligations under the SGX Listing Rules.

Additional Information About the Transaction and Where to Find It

In connection with the proposed acquisition, China Holdings Acquisition Corporation (“CHAC”) intends to prepare a registration statement containing a proxy statement/prospectus to be filed with the Securities and Exchange Commission (“SEC”) . When completed, a definitive proxy statement/prospectus and a form of proxy will be mailed to the stockholders of CHAC, seeking their approval of the transaction. Stockholders are urged to read the proxy statement/prospectus regarding the proposed acquisition carefully and in its entirety because it will contain important information about the proposed acquisition. Stockholders will be able to obtain, without charge, a copy of the proxy statement/prospectus (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Stockholders will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail to Mark L. Wilson at China Holdings Acquisition Corp., 5th Floor, 33 Riverside Avenue, Westport, CT 06880 or by telephone at (203) 226-6288.

CHAC and its directors and officers may be deemed to be participants in the solicitation of proxies from CHAC’s stockholders with respect to the proposed acquisition. Information about CHAC’s directors and executive officers and their ownership of CHAC’s common stock and warrants is set forth in CHAC’s annual report on Form 10-K for the fiscal year ended December 31, 2007. Stockholders may obtain additional information regarding the interests of CHAC and its directors and executive officers in the proposed acquisition, which may be different than those of CHAC’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed acquisition when filed with the SEC.

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could, “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: future operating or financial results; future growth expectations and acquisitions; uncertainties as to the timing of the acquisition; approval of the transaction by CHAC stockholders; the satisfaction of closing conditions to the transaction; costs related to the acquisition; the performance of Bright World; the impact of inflation generally as well as on the rising costs of materials; specific economic conditions in China generally or in the markets in which Bright World operates;

changes in laws and regulations; potential liability from future litigation; the diversion of management time on acquisition and integration related issues; modifications or adjustments to the financial statements of Bright World as a result of applicable securities laws; and general economic conditions such as inflation or recession. Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from CHAC’s forward-looking statements are included in CHAC’s filings with the SEC, specifically as described in CHAC’s annual report on Form 10-K for the Fiscal Year ended December 31, 2007. Actual results may differ materially from those contained in the forward looking statements in this report. CHAC undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HOLDINGS ACQUISITION CORP.

Date: December 4, 2008	By:	/s/ Paul K. Kelly
	Name: Title:	Paul K. Kelly Chief Executive Officer and Chairman

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Announcement issued by Bright World Precision Machinery Limited on November 25, 2008